UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 12, 2009

Calamos Asset Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51003	32-0122554
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2020 Calamos Court
Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-3.1
EX-3.2
EX-10.1

Item 1.01. Entry into a Material Definitive Agreement.
     Calamos Asset Management, Inc. (“Corporation”) is a member and the sole manager of Calamos Holdings LLC pursuant to a Second Amended and Restated Limited Liability Agreement of Calamos Holdings, as amended. Concurrent with the effective dates discussed in Item 5.03 for our Second Amended and Restated Certificate of Incorporation and our Second Amended and Restated By-laws, the Corporation will enter into a Third Amended and Restated Limited Liability Company Agreement of Calamos Holdings with Calamos Family Partners, Inc. and John P. Calamos, Sr. Mr. Calamos is our Chairman, Chief Executive Officer and Co-Chief Investment Officer and controls Calamos Family Partners. The current Limited Liability Agreement is being amended primarily to: (i) eliminate the 1 to 1 ratio of Class A common stock of the Corporation to membership units of Calamos Holdings; and (ii) de-unitize Calamos Holdings.
     This summary is qualified in its entirety by reference to the full text of the Third Amended and Restated Limited Liability Company Agreement of Calamos Holdings, which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     By written consent on January 12, 2009, the Corporation’s stockholders owning a majority of the combined voting power of the outstanding shares of our Class A and Class B common stock approved amendments to our Amended and Restated Certificate of Incorporation. A definitive Information Statement was filed with the Securities and Exchange Commission on January 12, 2009 and is incorporated herein by reference. The amendments will be effective no earlier than February 3, 2009, or 20 days after the first date the Corporation’s Information Statement was first mailed to our stockholders and after filing a Second Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The changes were primarily to: (i) revise the formula pursuant to which the Class B voting rights are determined; and (ii) amend the exchange ratio governing the amount of Class A common stock shares issued upon exchange of the limited liability interests of Calamos Holdings.
     In conjunction with the amendments to our Amended and Restated Certificate of Incorporation, the Corporation’s By-laws were amended primarily to change “Membership Unit” references to “Ownership Interest” due to the de-unitization of Calamos Holdings. These changes will be concurrent with the amendments to our Amended and Restated Certificate of Incorporation.
     This summary is qualified in its entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation and Second Amended and Restated By-laws, which are attached as Exhibits 3.1 and 3.2 to this Form 8-K, respectively, and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
3.1	Second Amended and Restated Certificate of Incorporation of the Corporation.

3.2	Second Amended and Restated By-laws of the Corporation.

10.1	Third Amended and Restated Limited Liability Company Agreement of Calamos Holdings LLC by and among Calamos Family Partners, Inc., John P. Calamos, Sr. and the Corporation.

99.1	Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (incorporated by reference and filed with the Securities and Exchange Commission on January 12, 2009).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.
Date: January 16, 2009	By:	/s/ James J. Boyne
James J. Boyne Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of the Corporation.

3.2	Second Amended and Restated By-laws of the Corporation.

10.1	Third Amended and Restated Limited Liability Company Agreement of Calamos Holdings LLC by and among Calamos Family Partners, Inc., John P. Calamos, Sr. and the Corporation.

99.1	Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (incorporated by reference and filed with the Securities and Exchange Commission on January 12, 2009).